SHARE-BASED COMPENSATION	12 Months Ended
Dec. 31, 2017
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
SHARE-BASED COMPENSATION
SHARE-BASED COMPENSATION
In May 2014, shareholders approved the Company’s 2014 Omnibus Incentive Plan (the “2014 Plan”) which replaced the Company’s 2011 Omnibus Incentive Plan (the “2011 Plan”) for future equity awards granted by the Company. The Company transferred the common shares available under the 2011 Plan to the 2014 Plan. The maximum number of common shares that may be issued to participants under the 2014 Plan is equal to 18,000,000 common shares, plus the number of common shares under the 2011 Plan reserved but unissued and not underlying outstanding awards and the number of common shares becoming available for reuse after awards are terminated, forfeited, cancelled, exchanged or surrendered under the 2011 Plan and the Company’s 2007 Equity Compensation Plan. The Company registered 20,000,000 common shares of common stock for issuance under the 2014 Plan. Approximately 7,461,000 common shares were available for future grants as of December 31, 2017. The Company uses reserved and unissued common shares to satisfy its obligation under its share-based compensation plans.
The components and classification of share-based compensation expense related to stock options and RSUs for the years ended December 31, 2017, 2016 and 2015 were as follows:

(in millions)	2017	2016	2015
Stock options	$18	$16	$17
RSUs	69	149	123
Share-based compensation expense	$87	$165	$140

Research and development expenses	$8	$7	$6
Selling, general and administrative expenses	79	158	134
Share-based compensation expense	$87	$165	$140
During 2017, the Company introduced a new long-term incentive program with the objective of realigning the share-based awards granted to senior management with the Company’s focus on improving its tangible capital usage and allocation, while maintaining focus on improving total shareholder return over the long-term. The share-based awards granted under this long-term incentive program consist of time-based stock options, time-based RSUs and performance-based RSUs. Performance-based RSUs are comprised of (i) awards that vest upon achievement of certain share price appreciation conditions that are based on total shareholder return (“TSR”) and (ii) awards that vest upon attainment of certain performance targets that are based on the Company’s return on tangible capital (“ROTC”).
The fair value of the ROTC performance-based RSUs is estimated based on the trading price of the Company’s common shares on the date of grant. Expense recognized for the ROTC performance-based RSUs in each reporting period reflects the Company’s latest estimate of the number of ROTC performance-based RSUs that are expected to vest. If the ROTC performance-based RSUs do not ultimately vest due to the ROTC targets not being met, no compensation expense is recognized and any previously recognized compensation expense is reversed.
In March 2016, the Company announced that its Board of Directors had initiated a search to identify a candidate for a new CEO to succeed the Company's then current CEO, who would continue to serve in that role until his replacement was appointed. On May 2, 2016, the Company's new CEO assumed the role, succeeding the Company's former CEO. Pursuant to the terms of his employment agreement dated January 2015, the former CEO was entitled to certain share-based awards and payments upon termination. Under his January 2015 employment agreement, the former CEO received performance-based RSUs that vest when certain market conditions (namely total shareholder return) are met at the defined dates, provided continuing employment through those dates. Under the termination provisions of his employment agreement, upon termination of the former CEO, the defined dates for meeting the market conditions of the performance-based RSUs were eliminated and, as a result, vesting was based solely on the attainment of the applicable level of total shareholder return through the date of termination and the resulting number of common shares, if any, to be awarded to the former CEO was determined on a pro-rata basis for service provided under the original performance period, with credit given for an additional year of service. Because the total shareholder return at the time of the former CEO’s termination did not meet the performance threshold, no common shares were issued and no value was ultimately received by the former CEO pursuant to this performance-based RSU award. However, an incremental share-based compensation expense of $28 million was recognized in the six-month period ended June 30, 2016, which represents the additional year of service credit consistent with the grant date fair value calculated using a Monte Carlo Simulation Model in the first quarter of 2015, notwithstanding the fact that no value was ultimately received by the former CEO. In addition to the acceleration of his performance-based RSUs, the former CEO was also entitled to a cash severance payment of $9 million and a pro-rata annual cash bonus of approximately $2 million pursuant to his employment agreement. The cash severance payments, the pro-rata cash bonus and the associated payroll taxes were also recognized as expense in the first quarter of 2016.
On June 30, 2015, a former Chief Financial Officer of the Company terminated his employment and subsequently entered into a consulting service agreement with the Company through January 2016.  As a result, the outstanding awards held by him were modified to allow the recipient to continue vesting in those awards as service is rendered during the consulting services period. Share-based compensation expense previously recognized of $6 million related to the original awards was reversed in the second quarter of 2015 when such awards were deemed improbable of vesting.  The modified awards are re-measured at fair value, at each reporting period, until a performance commitment is reached or the performance is complete. The value of the modified awards is recognized as expense over the requisite service period and resulted in expense of $12 million for the year ended December 31, 2015. Subsequently, on January 6, 2016, the consulting services period was terminated in connection with such executive’s appointment as the Company’s interim chief executive officer.  The termination of the consulting services period resulted in acceleration of vesting for all unvested equity awards that were scheduled to vest during the remainder of such consulting services period (January 2016) and consequently, the associated unrecognized expense was fully recognized on such date.
The Company recognized $57 million of tax benefits from share-based compensation in additional paid-in capital in the year ended December 31, 2015. In the third quarter of 2016, the Company early adopted FASB guidance (issued in March 2016) which simplified several aspects of the accounting for employee share-based payment transactions, including the recognition of tax benefits in the (Benefit from) provision for income taxes in the periods such tax benefits are realized.
Stock Options
Stock options granted under the 2011 Plan and 2014 Plan generally expire on the fifth or tenth anniversary of the grant date. The exercise price of any stock option granted under the 2011 Plan and 2014 Plan will not be less than the closing price per common share preceding the date of grant. Stock options generally vest 25% each year over a four-year period on the anniversary of the date of grant.
The fair values of all stock options granted for the years ended December 31, 2017, 2016 and 2015 were estimated as of the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions:

	2017	2016	2015
Expected stock option life (years)	3.0	3.3	3.4
Expected volatility	67.3%	75.0%	44.5%
Risk-free interest rate	1.8%	1.1%	1.3%
Expected dividend yield	—%	—%	—%

The expected stock option life was determined based on historical exercise and forfeiture patterns. The expected volatility was determined based on implied volatility in the market traded options of the Company’s common stock. The risk-free interest rate was determined based on the rate at the time of grant for zero-coupon U.S. or Canadian government bonds with maturity dates equal to the expected life of the stock option. The expected dividend yield was determined based on the stock option’s exercise price and expected annual dividend rate at the time of grant.
The Black-Scholes option-pricing model used by the Company to calculate stock option values was developed to estimate the fair value of freely tradeable, fully transferable stock options without vesting restrictions, which significantly differ from the Company’s stock option awards. This model also requires highly subjective assumptions, including future stock price volatility and expected time until exercise, which greatly affect the calculated values.
The following table summarizes stock option activity during 2017:

(in millions, except per share amounts)	Options	Weighted- Average Exercise Price Per Share	Weighted- Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value
Outstanding, January 1, 2017	4.1	$49.57
Granted	1.6	$14.28
Exercised	(0.1)	$5.16
Expired or forfeited	(1.1)	$63.72
Outstanding, December 31, 2017	4.5	$34.65	8.1	$10
Vested and expected to vest, December 31, 2017	4.2	$35.22	8.0	$9
Vested and exercisable, December 31, 2017	1.4	$58.80	6.6	$—

The weighted-average fair values of all stock options granted in 2017, 2016 and 2015 were $5.97, $14.50 and $73.10, respectively. The total intrinsic values of stock options exercised in 2017, 2016 and 2015 were $1 million, $65 million and $119 million, respectively. Proceeds received on the exercise of stock options in 2017, 2016 and 2015 were less than $1 million, $33 million and $30 million, respectively.
As of December 31, 2017, the total remaining unrecognized compensation expense related to non-vested stock options amounted to $27 million, which will be amortized over the weighted-average remaining requisite service period of approximately 1.9 years. The total fair value of stock options vested in 2017, 2016 and 2015 were $20 million, $26 million and $26 million, respectively.
RSUs
RSUs generally vest either on the third anniversary date from the date of grant or 33% a year over a three-year period. Annual RSUs granted to non-management directors vest immediately prior to the next Annual Meeting of Shareholders. Pursuant to the applicable unit agreement, certain RSUs may be subject to the attainment of any applicable performance goals specified by the Board of Directors. If the vesting of the RSUs is conditional upon the attainment of performance goals, any RSUs that do not vest as a result of a determination that the prescribed performance goals failed to be attained will be forfeited immediately upon such determination. RSUs are credited with dividend equivalents, in the form of additional RSUs, when dividends are paid on the Company’s common shares. Such additional RSUs will have the same vesting dates and will vest under the same terms as the RSUs in respect of which such additional RSUs are credited.
To the extent provided for in a RSU agreement, the Company may, in lieu of all or a portion of the common shares which would otherwise be provided to a holder, elect to pay a cash amount equivalent to the market price of the Company’s common shares on the vesting date for each vested RSU. The amount of cash payment will be determined based on the average market price of the Company’s common shares on the vesting date. The Company’s current intent is to settle vested RSUs through the issuance of common shares.
Time-Based RSUs
Each vested time-based RSU represents the right of a holder to receive one of the Company’s common shares. The fair value of each RSU granted is estimated based on the trading price of the Company’s common shares on the date of grant.
The following table summarizes non-vested time-based RSU activity during 2017:

(in millions, except per share amounts)	Time-Based RSUs	Weighted- Average Grant-Date Fair Value Per Share
Non-vested, January 1, 2017	2.7	$43.96
Granted	3.6	$11.92
Vested	(1.0)	$57.34
Forfeited	(0.6)	$19.24
Non-vested, December 31, 2017	4.7	$19.09
As of December 31, 2017, the total remaining unrecognized compensation expense related to non-vested time-based RSUs amounted to $47 million, which will be amortized over the weighted-average remaining requisite service period of approximately 1.9 years. The total fair value of time-based RSUs vested in 2017, 2016 and 2015 were $58 million, $43 million and $7 million, respectively.
Performance-Based RSUs
Each vested performance-based RSU represents the right of a holder to receive a number of the Company’s common shares up to a specified maximum. Performance-based RSUs vest upon achievement of certain share price appreciation conditions. If the Company’s performance is below a specified performance level, no common shares will be paid.
The fair value of each performance-based RSU granted during 2017, 2016 and 2015 was estimated using a Monte Carlo Simulation model, which utilizes multiple input variables to estimate the probability that the performance condition will be achieved. The fair values of performance-based RSUs granted during 2017, 2016 and 2015 were estimated with the following assumptions:

	2017	2016	2015
Contractual term (years)	3.0	3.0 - 4.0	2.8 - 6.3
Expected Company share volatility	67.2% - 77.2%	78.2% - 81.4%	40.9% - 60.3%
Risk-free interest rate	1.7% - 1.8%	1.0% - 1.2%	1.1% - 2.1%

The expected company share volatility was determined based on historical volatility over the contractual term of the performance-based RSU. The risk-free interest rate was determined based on the rate at the time of grant for zero-coupon U.S. government bonds with maturity dates equal to the contractual term of the performance-based RSUs.
The following table summarizes non-vested performance-based RSU activity during 2017:

(in millions, except per share amounts)	Performance-based RSUs	Weighted- Average Grant-Date Fair Value Per Share
Non-vested, January 1, 2017	1.8	$81.68
Granted	0.4	$16.06
Vested	(0.1)	$211.34
Forfeited	(0.3)	$135.18
Non-vested, December 31, 2017	1.8	$48.55

During 2017, the Company granted approximately 416,000 performance-based RSUs, consisting of approximately 208,000 units of TSR performance-based RSUs with an average grant date fair value of $16.35 per RSU and approximately 208,000 units of ROTC performance-based RSUs with a weighted-average grant date fair value of $15.76 per RSU.
As of December 31, 2017, the total remaining unrecognized compensation expense related to non-vested performance-based RSUs amounted to $35 million, which will be amortized over the weighted-average remaining requisite service period of approximately 1.9 years. A maximum of 3,427,493 common shares could be issued upon vesting of the performance-based RSUs outstanding as of December 31, 2017.